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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): September 9, 1996
                                                         -----------------




                              MID-PENINSULA BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)



          California               2-99922                  94-2952485
          ----------               -------                  ----------
       (State or other           (Commission              (IRS Employer
       jurisdiction of           File Number)           Identification No.)
        incorporation




               420 Cowper Street, Palo Alto, California     94301
               ----------------------------------------     -----
               (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code: (415) 323-5150
                                                         --------------


                                      NONE
              ---------------------------------------------------
         (Former name or former address, if changed since last report.)


          The Exhibit Index is on Page 3.           Page 1 of  4 Pages

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Item 5.   OTHER EVENTS.

     On September 9, 1996, the Registrant's common stock began trading on the Nasdaq National market under the symbol MPBK.

     A copy of the Registrant's press release announcing the commencing of Nasdaq trading is attached as Exhibit 99.1 and is incorporated here by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  EXHIBITS.

                    99.1   Press Release dated September 9, 1996







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MID-PENINSULA BANCORP



Date:  September 9, 1996                  By: /s/ David L. Kalkbrenner
                                             -------------------------------
                                             David L. Kalkbrenner
                                             President and Chief
                                             Executive Officer


                                        2

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                                  EXHIBIT INDEX




                                                            Sequential
Exhibit No.        Description                              Page No.
- -----------        -----------                              ----------

99.1               Press Release (September 9, 1996)            4


                                        3